Exhibit 10.2

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Third Amendment") is dated as of December 16, 2004 by and among Hancock Fabrics, Inc. ("Borrower"); and Hancock Fabrics of Mi, Inc., HF Merchandising, Inc., HF Resources, Inc., HF Enterprises, Inc., Hancock Fabrics, LLC and HancockFabrics.com, Inc. ("Guarantors"); Union Planters Bank, National Association ("Union Planters"); and BancorpSouth Bank ("Bancorp").

                                    RECITALS
                                    --------

     The parties hereto, along with Wachovia Bank, N.A. ("Wachovia"), executed that certain Credit Agreement ("Credit Agreement") dated as of April 16, 1999.

     The Credit Agreement provided for a revolving credit facility in the principal amount of Sixty Million and No/100 Dollars ($60,000,000.00).

     The Credit Agreement was amended by that certain First Amendment to Credit Agreement dated March 26, 2002, by and among Borrower, Union Planters and Bancorp (the "First Amendment").

     Pursuant to the First Amendment, Union Planters agreed to serve as Agent under the terms of the Credit Agreement, the amount of the revolving credit facility was reduced to $25,000,000.00 and South Trust Bank and Wachovia ceased participation in the credit facility.

     The Credit Agreement was further amended by that certain Second Amendment, whereby, among other things, the Termination Date of the Credit Agreement was extended to March 26, 2007 and the Guarantors agreed to unconditionally guarantee the obligation of Borrower to Union Planters and Bancorp.

     Section 5.06 of the Credit Agreement requires that Borrower maintain the ratio of Income Available for Fixed Charges for the period of four consecutive Fiscal Quarters then ended to Consolidated Fixed Charges for such period to be greater than 1.50 to 1.0.

     Borrower has requested that Section 5.06 be modified.

     Union Planters and Bancorp have agreed to the modification upon the terms and conditions hereafter set forth.

     The parties have agreed to execute this Third Amendment to set forth their understandings with respect to the modification of the revolving credit facility.

     NOW, THEREFORE, the parties do mutually covenant and agree as follow

1. Amendment. Section 5.06 is hereby amended by striking the language thereof in its entirety and substituting the following:

     Section 5.06. Fixed Charges Coverage. At the end of each Fiscal Quarter, beginning with the Fiscal Quarter ending October 31, 2004, the ratio of Income Available for Fixed Charges for the period of four (4) consecutive Fiscal Quarters then ended to Consolidated Fixed Charges for the period of four (4) consecutive Fiscal Quarters then ended, shall be greater than (a)
     1.35 to 1.00 for each Fiscal Quarter ending on or before January 31, 2006 and (b) 1.40 to 1.00 for each Fiscal Quarter thereafter.

2. Terms of Credit Agreement. All terms under the Credit Agreement, as previously amended, and related loan documents not herein specifically modified or amended shall remain in full force and effect and are hereby reaffirmed by Borrower and incorporated herein by reference as if fully set forth. Borrower specifically affirms that all representations and warranties made pursuant to
Article IV of the Credit  Agreement as well as all  covenants  made  pursuant to
Article V of the Credit Agreement, not herein amended, or previously amended are true and accurate as if made as of the date hereof.

3. Fee. For and in consideration of modifying the Credit Agreement as herein set out, Borrower agrees to pay Union Planters and Bancorp a one-time fee of $62,500.00, due on the execution of this Amendment.

4. Capitalized Terms. Except as otherwise set forth herein, all capitalized terms shall have the meanings as set forth in the Credit Agreement, as amended.

5. Binding Agreement. This Third Amendment to the Credit Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, next of kin, successors, permitted assigns, transferees and grantees.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to the Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


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


                                      HANCOCK FABRICS, INC.

                                      By: /s/ Bruce D. Smith
                                         ---------------------------------------

                                      Title: Senior Vice President and CFO
                                            ------------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ---------------------------
                                      Telephone number
                                                      --------------------------








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


                                      HANCOCK FABRICS OF MI, INC.

                                      By:  /s/ Bruce D. Smith
                                         ---------------------------------------

                                      Title:  Vice President
                                            ------------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ---------------------------
                                      Telephone number
                                                      --------------------------

                                      HF MERCHANDISING, INC.

                                      By: /s/ Bruce D. Smith
                                         ---------------------------------------

                                      Title:  Vice President
                                            ------------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ---------------------------
                                      Telephone number
                                                      --------------------------









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


                                      HF RESOURCES, INC.

                                      By:  /s/ Bruce D. Smith
                                         ---------------------------------------

                                      Title:  Vice President
                                            ------------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ---------------------------
                                      Telephone number
                                                      --------------------------







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


                                      HF ENTERPRISES, INC.

                                      By:  /s/ Bruce D. Smith
                                         ---------------------------------------

                                      Title:  Vice President
                                            ------------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ---------------------------
                                      Telephone number
                                                      --------------------------







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


                                      HANCOCK FABRICS, L.L.C.

                                      By:  /s/ Bruce D. Smith
                                         ---------------------------------------

                                      Title:  Vice President
                                            ------------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ---------------------------
                                      Telephone number
                                                      --------------------------









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


                                      HancockFabrics.com, INC.

                                      By:  /s/ B. Linwood Landreth
                                         ---------------------------------------

                                      Title:  President
                                            ------------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ---------------------------
                                      Telephone number
                                                      --------------------------









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



Commitment                            UNION PLANTERS BANK,
$20,000,000.00                        NATIONAL ASSOCIATION

                                      By:  /s/ Coney Burgess
                                         ---------------------------------------

                                      Title:  Vice President
                                            ------------------------------------

                                      Lending Office
                                      --------------
                                      6200 Poplar Avenue
                                      HQ4
                                      Memphis, Tennessee  38119
                                      Attention: Coney Burgess
                                      Telecopy number: (901) 580-5507
                                      Telephone number: (901) 580-5481










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


Commitment                            BANCORPSOUTH BANK
$5,000,000.00
                                      By:  /s/ Coy Livingston
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------

                                      Lending Office
                                      --------------
                                      One Mississippi Plaza
                                      Tupelo, Mississippi 38802
                                      Attention:
                                                --------------------------------
                                      Telecopy number:
                                                      --------------------------
                                      Telephone number:
                                                       -------------------------




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